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                                                                     EXHIBIT 4.1

[SYMBOL HUB INTERNATIONAL]                        HUB
                                                International


                                               INCORPORATED UNDER
                                        THE LAWS OF THE PROVINCE OF ONTARIO
                                             CONSTITUEE SOUS L'AUTORITE
                                         DES LOIS DE LA PROVINCE D'ONTARIO

                  CUSIP 44332P 10 1       NUMBER - NUMERO _____________________

                                          SHARES - ACTIONS ____________________
This certifies that
Les presentes attestent que


is the registered holder of
est le porteur inscrit de

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
FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF THE CAPITAL STOCK OF  ACTIONS ORDINAIRES ENTIEREMENT LIBEREES DU CAPITAL ACTIONS DE
                                                 HUB INTERNATIONAL LIMITED
                                                   (COMMON ORDINAIRES)
transferable on the books of the Corporation by the                   transferables dans les livres de la societe par le porteur
registered holder hereof in person or by attorney duly               inscrit personnellement ou par sen fonde de pouvoir
authorized upon surrender of this  certificate properly              dument autorise sur remise du present certificat dument
endorsed. This certificate is not valid until undersigned            endosse. Le present certificat ne sera valide que lorsque
by a Transfer Agent and registered by a Registrar of                 contresigne par un agent ils transferts et enregistre par un
the Corporation.                                                     agent charge de la tenue des registres de la societe.
  In Witness Whereof the Corporation has caused this                  En foi de quoi, la societe a signe le present certificat
certificate to be signed by its duly authorized officers.            par ses dirigeants dument autorises.
                    Dated - Date:

Countersigned and Registered
Contresigne et enregistre
CIBC MELLON TRUST COMPANY
COMPAGNIE TRUST CIBC MELLON
Transfer Agent and Registrar
Agent des transferts et agent charge de la tenue des registres       Signature  /s/  Martin P Hughes

By - Par _____________________________________________________       President and Chief Operating Officer
                       Authorized Officer - Dingear : autorise       President et chef de l'exploitation
                                                                                   Chairman of the Board and Chief Executive Officer
                                                                                        President du conseil et chef de la direction
Transferable, in Canada, at the principal offices of CIBC Mellon     Transferables, au Canada, aux bureaux principaux de Compagne
Trust Company of Canada in Toronto, Montreal and Vancouver.          Trust CIBC Mellon a Toronto, Montreal et Vancouver.
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For value received _______ hereby sell, assign and transfer unto

________________________________________________________________________________
        (PLEASE PRINT OR TYPEWRITE NAME, ADDRESS AND S.I.N. OF ASSIGNEE)

________________________________________________________________________________
                                                         SOCIAL INSURANCE NUMBER
                                                   [ ][ ][ ]-[ ][ ][ ]-[ ][ ][ ]

________________________________________________________________________________

_________________________________________________________________________ Shares

of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________

_______________________________________________________________________ Attorney

to transfer the said stock on the Books of the within-named Corporation with full power of substitution in the premises.

     Dated___________________



                                                    ____________________________

     In the presence of

____________________________
Signature Guaranteed by:



NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER